EXHIBIT 10.60

CONFIDENTIAL TREATMENT REQUESTED

AMENDMENT NO. 3 TO SUBLICENSE AGREEMENT

THIS CONSENT’ AND AMENDMENT AGREEMENT (this “Amendment Agreement”) is made as of June 4, 2004 by and among, Titan Pharmaceuticals, Inc., a corporation having its principal office at 400 Oyster Point Blvd., Suite 505, South San Francisco, CA 94080 (“Titan”), and Novartis Pharma AG, a corporation having its principal office at Lichtstrasse 35, CH 4002, Basel, Switzerland (“NOVARTIS”).

WITNESSETH:

WHEREAS, Aventis (formerly Hoechst Marion Rousel, Inc. (“HMRI”)) and Titan are parties to that certain License Agreement effective as of December 31, 1996 (the “License Agreement”): and

WHEREAS, Titan and Novartis are parties to that certain Sublicense Agreement effective as of November 20, 1997 as. amended, (the “Sublicense Agreement”); and

WHEREAS, Novartis desires to sublicense its rights and obligations under .the Sublicense Agreement to Vanda Pharmaceuticals, Inc., a corporation organized under the laws of Delaware (“Vanda”), pursuant to a sublicense agreement (the ‘Vanda Sublicense Agreement”) and the parties hereto desire to facilitate the execution of the Venda Sublicense Agreement by pleading certain of the tennis of the Sublicense Agreement. Terms not otherwise defined in this Amendment Agreement shall have the meanings set forth in the Sublicense Agreement.

NOW THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration the receipt of which is hereby acknowledged, the parties hereby agree as follows:

1. Definitions. The definition of “Field” set forth in Section 1.12 of the Sublicense Agreement is hereby deleted in its entirety and replaced with the following:

“Field” shall mean the treatment in humans of psychiatric disorders, including psychotic disorders and analgesia; provided, however, that for purposes solely of the Vanda Sublicense Agreement warty approved sublicense thereunder, “Field” shall mean the application to all conditions, disorders and &cases in humans”.

2. For purposes of the Vanda Sublicense Agreement or any approved sublicense thereunder, Section 2.2 of the Sublicense Agreement shall be deleted in its entirety.

3. For purposes of the Vanda Sublicense Agreement or any approved sublicense. thereunder, Section 2.3 of the Sublicense Agreement shalt be deleted in its entirety.

4. Grant. Section 2.5 of the Sublicense Agreement is modified to provide that each of Aventis, Titan and Novartis will have **** after notification thereof in accordance with the Sublicense Agreement to inform Vanda of any objection tai the trademark. selections).

CONFIDENTIAL TREATMENT REQUESTED

5. Subsection 3.4(a) of the Sublicense Agreement shall be deleted in its entirety and replaced by the following:

3.4 (a) In order to spread royalty payments hereunder, over a. sufficient period of time, in each of those countries in the TERRITORY where the PATENTS claiming a priority date of May 19, 1989 and December 29, 1989 in a particular country for which a patent had been granted validly claiming Iloperidone or the manufacture, formulation or use hereof for use in the FIELD have expired, NOVARTIS’ obligations to pay royalties for use of PATENTS in such country shell cease, and NOVARTIS and/or any of its SUBLICENSEES shall pay directly to HMRI a royalty for **** of **** percent (****%) on NOVARTIS’, its AFFILIATES’ and any SUBLICENSEES’ annual NET SALES of the PRODUCT in each such country for **** after the expiration of the final remaining PATENT in each such country. After the end of such ****, no further royalties arising from sales of the PRODUCT in such country shall be due to HMRI and NOVARTIS, its AFFILIATES and any SUBLICENSEES shall be entitled to continue to use **** on a fully-paid, irrevocable basis in accordance with Section 10.3.

6. Subsection 3.4(b) of the Sublicense Agreement shall be del in its entirety and replaced by the following:

In the event a THIRD PART Y’s generic version of Iloperidene is actively marketed in a process patent country (that is, any country in which only protection in relation to processes for the manufacture of Iloperidene has been obtained and not protection for Iloperidene as a new chemical entity per se) in the TERRITORY where a PATENT(s) has been granted validly claiming Iloperidene or the manufacture, formulation or use thereof for use in the FIELD exists, then subject to Sections 3,4(0) and (d) below, the royalty rate that NOVARTIS, shall pay to TITAN on NOVARTIS’ or its AFFILLIATE’s or SUBLICENSEE’s annual NET SALES of PRODUCT in that process patent country shall be **** percent (****%) until such PATENT(s) expires, provided:

(i)	****

(ii)	**** Unless otherwise agreed to by the PARTIES, ****

****	CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

****

7. For purposes of the Venda Sublicense Agreement or any approved sublicense thereunder, Subsection 5.6 of the Sublicense Agreement shall be deleted in its entirety.

8. Exchange-of Information and Confidentiality. The first sentence of Section 6.4 of the Sublicense Agreement is amended by deleting the words “and for ****”

9. Intellectual Property. The Sublicense Agreement is hereby amended to include the following provision:

Notwithstanding anything to the contrary in this Agreement, in the event that the Venda Sublicense Agreement expires or terminates, in its entirety or with respect to any country, (except as a result of material breach of that agreement by Novartis), then,

A.	Novartis shall make certain and take all action necessary so that Venda delivers all inventions-or discoveries or improvements which arise from Venda’s, its Affiliates’ and Sublicensees’ work relating to the development and/or manufacture of the Compound and/or Product (the “Venda IP”) to Than or Aventis **** of the termination or expiration of the Venda Sublicense Agreement: and

B.	Novartis will make certain that Titan or Aventis has full access, at Titan’s or Aventis’ request, to all Venda IP in the possession of Novartis (as the case may be).

If the Venda Sublicense Agreement expires or terminates with respect to a particular country, then the requirements set forth in Sections A and B above, and Titan’s or Aventis’ rights to the Venda IP, shall be limited to such country.

Titan shall grant a license in the Venda IP to Novartis as set forth in Section 2.1 of the Sublicense Agreement.

10. For purposes of the Venda Sublicense Agreement or any approved sublicense thereunder, Subsection 8.5 of the Sublicense Agreement shall be deleted in its entirety and replaced with the following:

8.5 Except as other Wise expressly provided in this. Sublicense Agreement, under.ne circumstances shall a party hereto, as a result of this Sublicense Agreement, obtain any ownership interest in or Other right to any technology, KNOW-HOW, patents pending patent applications, products, or biological material of the other party, or HMRI, including items owned, controlled, discovered, invented or developed by the other party, or HMRI, or transferred by the other party or HMRI to said party, at any time pursuant to this Sublicense Agreement which is not a direct result of the study, KNOW-HOW and experimentation of COMPOUND and PRODUCT.

****	CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

11. The last two paragraphs of Section 17.1 of the Sublicense Agreement shall be deleted in their entirety and replaced with the following:

With copies to;	Titan Pharmaceuticals, Inc.
****
Attention: ****
Telephone: ****
Facsimile: ****

and

****
Telephone: ****
Facsimile: ****

12. Effectiveness. This Amendment Agreement shall be deemed effective as of the date hereof.

13. Miscellaneous.

a. Agreement Amended. Subject to the provisions of this Section 13, this Amendment Agreement shall be deemed to be an amendment to the Sublicense Agreement. All references to the Agreements in any other document, instrument, agreement or writing hereafter shall be deemed to refer to the Agreements as amended hereby.

b. Representation. Titan represents as of the date of this Amendment Agreement that Titan has received the prior written consent as required by Section 12.1 (e)of the Sublicense Agreement to have the legal power, right and authority to enter into this Amendment Agreement.

c. Successors and Assigns. This Amendment Agreement shall be binding Upon and inure to the benefit of Titan and Novartis and their respective successors and assigns.

d. Governing Law. This Amendment Agreement shall be deemed tore been made in the State of New York and its form, execution, validity, construction and effect shall be determined in accordance with the laws of the State of New York (without regard to New York’s or any other jurisdictions conflict of laws principles).

****	CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

IN WITNESS WHEREOF, the panics hereby have executed this Agreement by proper persons thereunto duly authorized.

TITAN PHARMACEUTICALS, INC.

By:	/s/ Sunil Bmonsel
Name:	Sunil Bmonsel
Title:	Exec. Vice President & COO

NOVARTIS PHARMA AG

By:	/s/ Signatory Unknown

Name:

Title:

By:	/s/ Hevre Girsault
Name:	Hevre Girsault
Title:	Head Global Partnering Business Development & Licencsing

By:	/s/ Dr. Tom Chakraborti
Name:	Dr. Tom Chakraborti
Title:	Senior Legal Counsel